DRIEHAUS MUTUAL FUNDS

Driehaus International Small Cap Growth Fund *DRIOX

(the “Fund”)

SUPPLEMENT DATED JULY 2, 2018

TO THE SUMMARY PROSPECTUS FOR THE FUND (“SUMMARY PROSPECTUS”) AND THE PROSPECTUS FOR THE FUND (“PROSPECTUS”), EACH DATED APRIL 30, 2018

At its June 4, 2018 meeting, the Fund’s Board of Trustees approved a reduction in the management fee for the Fund from 1.50% to 1.00% effective July 2, 2018. Accordingly, the following information replaces the existing disclosure under the “Fees and Expenses of the Fund” heading on page 1 of the Fund’s Summary Prospectus and page 18 of the Prospectus:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*
Management Fee	1.00%	**
Other Expenses	0.23%

Total Annual Fund Operating Expenses	1.23%

*A shareholder may be required to pay a commission to their financial intermediary.

** The Management Fee has been restated to reflect the Fund’s new management fee rate effective July 2, 2018.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$125	$390	$676	$1,489

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.

DRIEHAUS MUTUAL FUNDS

Driehaus International Small Cap Growth Fund *DRIOX

(the “Fund”)

SUPPLEMENT DATED JULY 2, 2018

TO THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUND (“SAI”)

DATED APRIL 30, 2018

At its June 4, 2018 meeting, the Fund’s Board of Trustees approved a reduction in the management fee for the Fund from 1.50% to 1.00% effective July 2, 2018. Accordingly, the following information replaces the fourth paragraph under the “Investment Advisory Services” heading on page 35 of the SAI:

Prior to July 17, 2017, the Driehaus Emerging Markets Growth Fund paid the Adviser an annual management fee on a monthly basis as follows: 1.50% of average daily net assets up to $1.5 billion, 1.00% of average daily net assets on the next $500 million and 0.75% of average daily net assets in excess of $2.0 billion. Effective on July 17, 2017, the Driehaus Emerging Markets Growth Fund pays the Adviser an annual management fee on a monthly basis of 1.05% on the first $1.5 billion and 0.75% in excess of $1.5 billion of average daily net assets. The Driehaus Emerging Markets Small Cap Growth Fund and Driehaus Frontier Emerging Markets Fund each pay the Adviser an annual management fee on a monthly basis of 1.50% of average daily net assets. Prior to July 2, 2018, the Driehaus International Small Cap Growth Fund paid the Adviser an annual management fee on a monthly basis of 1.50% of average daily net assets. Effective on July 2, 2018, the Driehaus International Small Cap Growth Fund pays the Adviser an annual management fee on a monthly basis of 1.00% of average daily net assets. The Driehaus Micro Cap Growth Fund pays the Adviser an annual management fee on a monthly basis of 1.25% of average daily net assets. The Adviser had entered into a contractual agreement effective through November 17, 2016 to waive a portion of its management fee and/or reimburse operating expenses to the extent necessary to cap the Fund’s ordinary operating expenses (which excludes interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to the extent necessary to ensure that the Driehaus Micro Cap Growth Fund’s total annual operating expenses did not exceed 1.70% of average daily net assets. Pursuant to the agreement, and so long as the investment advisory agreement was in place, for a period not to exceed three years from the Fund’s commencement of operations on November 18, 2013, the Adviser was entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s ordinary annual operating expenses remained below the 1.70% cap. The Adviser entered into a contractual agreement to cap the Driehaus Frontier Emerging Markets Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, dividends and interest on short sales and other investment-related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 2.00% of average daily net assets until the earlier of the termination of the investment advisory agreement, by the Board of Trustees or the Fund’s shareholders, or May 3, 2021. Pursuant to the agreement, and so long as the investment advisory agreement is in place, for a period not to exceed three years from the date on which the waiver or reimbursement was made, the investment adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap that was in place at the time of the waiver and the current operating expense cap. The Driehaus Small Cap Growth Fund pays the Adviser a monthly fee, computed and accrued daily, at an annual rate of 0.60% of the average daily net assets of the Fund. The Adviser has entered into a contractual agreement to waive a portion of its management fee and/or reimburse operating expenses to the extent necessary to cap the Fund’s ordinary operating expenses (excluding interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.20% of average daily net assets for the Investor Shares and 0.95% of the average daily net assets for the Institutional Shares of the Fund for a period of three years from the Fund’s commencement of operations on August 21, 2017. Pursuant to the agreement, and so long as the investment advisory agreement is in place, for a period of three years from the Fund’s commencement of operations, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s ordinary annual operating expenses remain below the respective cap for each class.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.